CNC Associates, Inc.
2900 Challenger Place
Oxnard, California 93030
Tel: 888-350-4262
Fax: 805-278-8501

Lease Number: 23281001

Full Legal Name and Address of Lessee
Innovative Card Technologies, Inc.
11601 Wilshire Blvd. Suite 2160
Los Angeles, CA  90025

Supplier of Equipment (Complete Address)
Productivity, Inc.
15150 25th Avenue North
Minneapolis, MN  55447

Equipment Leased
See Schedule A attached hereto and made part of.

Equipment Location if Different
Street Address: 1495 Steiger Lake Lane
City: Victoria
State: MN
Zip: 55386

Terms: See Schedule "B" Attached

LEASE RENTAL AGREEMENT
TERMS AND CONDITIONS OF LEASE

1. AGREEMENT TO LEASE. Lessee hereby agrees to lease from Lessor, and Lessor hereby agrees to lease to Lessee for Lessee's business use, subject to the terms and conditions on the face and reverse side of this Lease Rental Agreement ("Lease"), the personal property described above (which, with all replacement parts, repairs, additions and accessories thereto, is hereinafter called "Equipment"), or, if separately scheduled, on the schedule annexed hereto (marked Schedule "A") and made part hereof. The parties agree that this Lease is a "Finance Lease" as defined by Section 2A-l 04(g) of the Uniform Commercial Code ("UCC"). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract covering the Equipment purchased from the Supplier thereof for lease, or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease, of the following: (i) the identity of the Supplier; (ii) that Lessee may have rights under the Supply Contract; and (iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

2. SELECTION AND ORDERING OF EQUIPMENT. Lessee, at its sole option and discretion, has selected the Equipment and the Supplier(s) thereof and hereby requests Lessor to order the Equipment from the Supplier(s) named herein, to arrange for delivery to Lessee at Lessee's expense and to pay for the Equipment after its delivery to and acceptance by Lessee.

3. DISCLAIMER OF WARRANTIES AND CLAIMS/LIMITATION OF REMEDIES. There are no warranties by or on behalf of Lessor, and Lessee acknowledges and agrees by Lessee's initials below that: (a) Lessor, being neither the manufacturer, nor the Supplier, nor a dealer in the Equipment, makes NO WARRANTY, express or implied, to anyone as to design, condition, capacity, performance or any other aspect of the Equipment, or its material or workmanship. Lessor also disclaims any warranty of merchantability or fitness for use or purpose, whether arising by operation of law or otherwise. Lessor further disclaims any liability for loss, damage, or injury to Lessee or to any third parties as a result of any latent or patent defects in the Equipment, whether arising from the laws of strict liability or otherwise. As to the Lessor, the Lessee leases the Equipment "as-is". Lessee acknowledges that Lessor has not recommended the Supplier(s) of the Equipment. Lessor shall have no obligation to install, maintain, or service the Equipment, or cause the same to be performed by any third parties. If the Equipment is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against the Supplier and/or the manufacturer of the Equipment, and shall nevertheless payor continue to pay all rent due under the Lease;

(b) As long as Lessee is not deemed to be in default hereunder, Lessor assigns to Lessee, solely for the purpose of prosecuting such a claim, all of the rights which Lessor may have against the Supplier and/or the manufacturer of the Equipment for breach of warranty or other representations concerning the Equipment;

(c) Regardless of any cause, Lessee agrees not to assert any claim or counterclaim whatsoever against Lessor for loss of anticipatory profits, or any other indirect, special or consequential damages, nor shall Lessor be responsible for any damages or costs which may be assessed against Lessee in any action for infringement of any United States Letters Patent. Lessor makes no warranty as to the treatment of this Lease for tax or accounting purposes;

(d) Neither the Supplier, nor any of its representatives, agents, employees, or sales personnel are in any way to be construed as agents of Lessor; consequently, neither the Supplier, nor any of its representatives, agents, employees, or sales personnel are authorized to waive or alter any of the terms, conditions, or provisions of this Lease, or to make any representation whatsoever for or on behalf of Lessor;

(e) Lessee, by affixing Lessee's initials hereto, agrees and acknowledges that Lessor and Lessee have specifically negotiated and agreed to the terms and conditions of this Paragraph 3.

Lessee's initials: /s/ Alan Finklestein.

4. TERM AND RENT. THIS LEASE IS NON-CANCELLABLE FOR THE ORIGINAL TERM HEREOF, EXCEPT AS HEREIN PROVIDED. The Lease shall commence when accepted by the Lessor at its principal office in the County of Ventura, State of California and continue until all of Lessee's obligations under the Lease have been performed to the satisfaction of Lessor. Lessee agrees to pay the total rent equal to the "Amount of Each Payment" multiplied by the number of payments specified in "No. of Payments." Payments will be made in advance and periodically as specified in "Terms" and will be considered to be made when received by Lessor at its principal office in Ventura County, California. Lessee's obligation to pay the rentals due hereunder is unconditional. Lessee shall not set-off, abate, deduct any amount, or reduce any payment for any reason. The first payment shall be due on the date Lessee accepts delivery of the Equipment, and subsequent payments shall be due on the same day of each succeeding payment period throughout the remaining term of the Lease. If, for any reason whatsoever, the Lease does not commence, or the Lessor duly terminates the Lease, Lessor may retain the advance rental(s) as liquidated damages.

5. SECURITY DEPOSIT. As security for the prompt, faithful and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee, if so noted above, has deposited with Lessor the security amount set forth in the section shown as "Security Deposit." In the event that any default shall be made in the performance of any of Lessee's obligations to Lessor, whether under this Lease or otherwise, Lessor shall have the right, but shall not be obligated, to apply the Security Deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to the curing of any default, Lessee shall restore said Security Deposit to the full amount set forth hereinabove. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, Lessor will return to Lessee any then remaining balance of said Security Deposit, without interest. The Security Deposit may be commingled with Lessor's other funds.

Lessee's initials: /s/ Alan Finklestein.

6. EXPIRATION AND RENEWAL. Unless earlier terminated or cancelled by Lessor, and provided that Lessee has performed all of its covenants hereunder to Lessor's satisfaction, this Lease shall expire upon the expiration of the number of months set forth in "Term of Lease." At the expiration of the Lease, Lessee shall return the Equipment to Lessor in accordance with Paragraph 7 hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days after the Lessee returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall pay to Lessor rentals in such periodic amounts as may be agreed upon between Lessor and Lessee at that time.

7. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment and has no option to purchase same. Upon the expiration or earlier termination or cancellation of the Lease, or in the event of a default, as defined under paragraph 18 herein under, Lessee, at its sole cost and expense, shall return the Equipment in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may designate.

8. OWNERSHIPIPERSONAL PROPERTY. The Equipment is, and shall remain, the property of Lessor, and, notwithstanding any trade-in or down payment made by Lessee or on its behalf, Lessee shall have no right, title, or interest in and to the Equipment, except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property. The Equipment is removable from and is not essential to the premises at which the Equipment is located.

9. LOCATION OF EQUIPMENT. Lessee shall keep the Equipment at the location specified hereinabove, or, if none is specified, at Lessee's address as shown hereinabove, and it shall not be removed without Lessor's prior written consent.

10. CARE AND USE OF EQUIPMENT. Lessee, at its sole cost and expense, shall at all times maintain and keep the Equipment in good repair, condition and working order, shall use the Equipment lawfully and shall not alter the Equipment without Lessor's prior written consent. If the manufacturer of the Equipment has provided Lessee with a standard maintenance schedule, such schedule will constitute minimum maintenance compliance, and, at Lessor's request, Lessee will furnish Lessor with evidence of such compliance.

11. INSURANCE, LIENS, TAXES, FEES. Lessee shall provide and maintain insurance against Joss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee shall also provide and maintain comprehensive genera] all-risk liability insurance without limitation, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property, or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be cancelled without 30 days' prior written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the Insurer, which certificate shall evidence the insurance coverage required by this Paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. In the event that Lessor shall take real property as additional security to the Lease, Lessee agrees to maintain such fire and other hazard insurance upon said premises as Lessor shall direct, showing Lessor and/or its assigns as Loss Payee thereunder. Lessee shall keep the Equipment free and clear of any and all levies, liens and encumbrances. Lessee shall pay all charges and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. Lessee shall pay all fees, other than those for credit investigation, incurred by Lessor on Lessee's behalf. If Lessee fails to procure or maintain said insurance, or to pay any of the said fees, charges, or taxes, Lessor shall have the right, but shall not be obligated, to effect such insurance, or to pay such fees, charges, or taxes. In that event, Lessor shall notify Lessee of such payment, and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

12. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the entire risk of loss, theft, damage, or destruction of the Equipment from any cause whatsoever, and no Joss, theft, damage, or destruction of the Equipment shall relieve the Lessee of the obligation to pay rent or to comply with any other obligation or provision under this Lease. In the event of loss, Lessee shall give immediate written notice of such to Lessor or Lessor's assignee, if any, but Lessor shall not by such notice become obligated to make proof of loss to the insurance company(ies). Each insurance carrier is hereby authorized and directed to make payment for such loss directly to Lessor or Lessor's assignee. In case of any loss, the amount collected under any policy of insurance on the Equipment may, at Lessor's sole option and discretion, be used by Lessor to repair or replace the Equipment, or held by Lessor to compensate Lessor for diminution in the value of such Equipment as a result of said Joss, or applied by Lessor to Lessee's obligations under this Lease.

In furtherance of the assignment of rights contained herein, Lessee hereby appoints Lessor as Lessee's attorney-in-fact (hereby granting Lessor a power of attorney coupled with an interest) to make claim for, receive payment of and execute and endorse any and all documents, checks, or drafts for loss, damages, or returned premium under any insurance policy(ies) in favor of Lessee insuring the Equipment, and with the power also to enter into any agreement on Lessee's behalf and binding Lessee for settlement of any claim or claims relating to the Equipment which is the subject of this Lease.

13. FURTHER ASSURANCES AND SPECIAL POWER OF ATTORNEY. Lessee shall execute, or otherwise authenticate, or obtain from third parties, and deliver to Lessor, upon Lessor's request, such instruments and assurances and other records as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder. Lessee further agrees and does hereby appoint Lessor as Lessee's true and lawful attorney-in-fact to prepare, execute and file any and all documents, including, without limitation, security agreements and financing statements, including UCC-] 's, in order to give notice of Lessor's ownership interest in the Equipment and to sign the name of Lessee with the same force and effect as if, in fact, signed by Lessee. The filing of the financing statement is made for the express purpose of protecting the interests of the parties hereto from any unwarranted claims made by any third party. This Paragraph shall survive the termination, cancellation, or expiration of this Lease. Lessee's full and accurate legal name is as first provided above.

14. INDEMNITY. Lessee shall hold Lessor harmless from, indemnify and defend Lessor against any and all claims, actions, suits, proceedings, costs, expenses, including attorney's fees, damages and liability, arising out of, connected with, or resulting from the Equipment or this Lease, including, without limitation, the manufacture, selection, delivery, possession, use, operation, or return of the Equipment. This indemnification shall survive the termination, cancellation, or expiration of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to the indemnification of Lessor.

15. ASSIGNMENT. ASSIGNMENT BY LESSEE IS PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE, HYPOTHECATE, TRANSFER, OR DISPOSE OF THE EQUIPMENT IN ANY MANNER, OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor.

16. SERVICE CHARGES; INTEREST. ]f Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of7% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including, without limitation, long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease, from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

Lessee's initials: /s/ Alan Finklestein.

17. TIME OF ESSENCE. Time is of the essence of this Lease, and this position shall not be impliedly waived by the acceptance on occasion of late or defective performance.

18. DEFAULT. An Event of Default shall occur hereunder if:

(a) Lessee fails to pay any installment of rent or other payment required hereunder when due and such failure continues for a period of 10 days; or

(b) Lessee fails to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or

(c) Lessee has made any false or misleading statement in connection with application for, or performance of, this Lease; or

(d) The Equipment, or any part thereof, shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment, or permit another entity or person to use the Equipment without the prior written consent of Lessor; or

(e) Lessee dies, or ceases to exist as a going concern; or

(f) Lessee defaults under the terms, provisions, or conditions of any other agreement Lessee has with Lessor; or

(g) If a petition in bankruptcy, arrangement, insolvency, or reorganization is filed by or against Lessee, or if Lessee sells all or a substantial part of Lessee's assets, or if a majority of Lessee's voting stock is transferred; or if Lessee shall make an assignment for the benefit of creditors; or

(h) If there shall be a material adverse change in the financial or business condition of the Lessee; or

(i) Any guarantor of this Lease defaults on any obligation to Lessor, whether or not under this Lease, or any of the above-listed events of default occur with respect to any such guarantor.

19. REMEDIES. Upon the occurrence of any Event of Default hereunder, Lessor, with or without notice to Lessee, shall have the right to exercise anyone or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made.

(a) Lessor may enter upon Lessee's premises and, without any court order or other process of law, may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease, unless Lessor so notifies Lessee in writing;

(b) Lessor may require Lessee, at Lessee's sole cost and expense, to return the Equipment in good repair, ordinary wear and tear !Tom proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;

(c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by or for the account of Lessee;

(d) Lessor may declare all sums due and to become due under this Lease and under any other agreement Lessee may have with Lessor immediately due and payable, without notice or demand to or upon Lessee;

(e) Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to the Lessee, at private or public sale, at which sale Lessor may be the purchaser;

(f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 8% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 8% as of the date of default, less the net proceeds of disposition, if any, of the Equipment.

(g) Lessor may sue for and recover from Lessee the sum of all amounts due and to become due under any other agreements between Lessee and Lessor under the same formula as set forth in subsection (f) of this Paragraph;

(h) Lessor may pursue any other remedy available by law, by statute, or in equity.

No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right hereunder shall preclude any other or further exercise of any other right or remedy.

20. LESSEE REPRESENTATIONS AND COVENANTS. Lessee represents and covenants with Lessor that all financial and other information furnished to Lessor in connection with this Lease was, at the time of delivery to Lessor, true and correct in all respects. During the term of this Lease, Lessee shall furnish to Lessor such interim or annual financial statements as Lessor may request from time to time.

21. NOTICES. Services of all notices under this Lease shall be sufficient if given personally or mailed to the intended party at its respective address as set forth herein, or at such other address as said party may provide in writing !Tom time to time. Any such notice mailed to said address shall be effective 3 days following the date when deposited in the United States Mail, duly addressed and with sufficient postage thereon prepaid.

22. ENTIRE AGREEMENT; GOVERNING LAW; VENUE; GENERAL. This Lease, together with any and all addenda or supplements hereto, contains the entire agreement between the parties and may not be altered, amended, modified, terminated, or otherwise changed except by a writing signed by the parties, or as otherwise provided hereinabove. The parties hereto agree that this Lease is made and executed in the County of Ventura, State of California. This Lease shall be binding when accepted by Lessor at its principal office in the County of Ventura, State of California and shall be governed by and construed according to the laws of the State of California. Lessee agrees that all actions of proceedings instituted by Lessee of Lessor hereunder shall be brought in a court of competent jurisdiction in Ventura County, California. Lessee shall pay to Lessor all costs and expenses, including attorneys' fees and Court costs incurred by Lessor of awarded by the Court in exercising any of Lessor's rights or remedies hereunder or enforcing any of the terms or provisions herein. Furthermore, should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by third parties against Lessee or Lessor as a result of Lessee's use of the Equipment, Lessee covenants to pay Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in connection with such litigation. Lessee agrees that Paragraph headings will not affect the interpretation of the provisions of the Lease. Lessee waives, insofar as permitted by law, right to trial by jury in any action between the parties. Lessor and Lessee intend this Lease to be a valid and subsisting legal document and agree that no provision of the Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect. This Lease shall be binding upon the parties, their heirs, successors, legal representatives and assigns. The liability of Co-Lessees hereunder shall be joint and several. Wherever the context so requires herein, the singular number includes the plural and the plural number includes the singular; masculine terms include the feminine and neuter and vice-versa.

THIS LEASE CANNOT BE CANCELLED BY LESSEE DURING THE INITIAL TERM.

Accepted at Ventura County, California

This 30 day of November 2004

Lessee (Full Legal Name)
Innovative Card Technologies, Inc.

The Undersigned affirms that he is a duly authorized corporate officer, partner, or proprietor of the above-named Lessee, or has the authority to execute this Lease on Lessee's behalf.

Dated: September 24, 2004
By: /s/ Alan Finkelstein

Title: CEO

Lessor: CNC Associates, Inc.

By: /s/ Justin Snyder

Title: Operations Manager

AMENDMENT TO LEASE RENTAL AGREEMENT

Re: Lease Rental Agreement number 23281001, dated September 24, 2004 ,between CNC Associates, Inc., as Lessor, and Innovative Card Technologies, Inc., as Lessee.

Notwithstanding any language in the captioned Lease Rental Agreement ("Lease") to the contrary, it is agreed between Lessor and Lessee that, provided Lessee has performed all of its obligations under the Lease, as provided therein, then, at the end of the initial term of the Lease, or, when such obligations shall have been completely performed prior to the end of the initial term thereof, Lessee may purchase the leased Equipment for the sum of One Hundred and One Dollar ($101.00) Plus any applicable taxes.

Lessee is hereby put on notice that Lessor will make the Equipment available to sale to Lessee WITHOUT ANY WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMIT A TION, WARRANTIES AS TO MERCHANT ABILITY, OR AS TO FITNESS FOR ANY PARTICULAR PURPOSE.

READ AND AGREED TO:


Lessor: CNC Associates, Inc.

By: /s/ Justin Snyder

Title: Operations Manager

Date: November 30, 2004

Lessee: Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein

Title: CEO

Date: September 24, 2004

SCHEDULE 'A' EQUIPMENT SCHEDULE

TillS SCHEDULE is attached to and made part of a certain Lease Rental Agreement, number 23281001, between CNC Associates, Inc., as Lessor, and Innovative Card Technologies, Inc., as Lessee.

QUANTITY                   EQUIPMENT DESCRIPTION              SERIAL NUMBER

(1)                        HAAS Tool Room Mill, Model TM-2
including:                                                    38075


(1) Rigid Tapping

(1) Work Light

(1)                        3.5" Floppy Disk Drive and Interface

The Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Rental Agreement of which this Schedule is a part.

Lessor: CNC Associates, Inc.

By: /s/ Justin Snyder

Title: Operations Manager

Date: November 30, 2004

Lessee: Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein

Title: CEO

Date: September 24, 2004

SCHEDULE "B"
PAYMENT SCHEDULE

THIS SCHEDULE is attached to and made part of a certain Lease Rental Agreement number 23281001, dated September 24, 2004 ("Lease") between CNC Associates, Inc., as

Lessor, and Innovative Card Teclinologies, Inc., as Lessee. Lessor and Lessee agree that Lessee is obligated for the original term of the Lease to make periodic rental payments under the Lease as follows:

Thirty (30) days after Lessee accepts the equipment, and for Thirty-Five (35) successive months thereafter (for a total of 36 payments), Lessee shall pay Lessor monthly rentals in the amount of $865.93 plus any applicable tax.

Lessor: CNC Associates, Inc.

By: /s/ Justin Snyder

Title: Operations Manager

Date: November 30, 2004

Lessee: Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein

Title: CEO

Date: September 24, 2004

EQUIPMENT AND DELIVERY ACCEPTANCE NOTICE

Re: Lease Rental Agreement, number 23281001, dated _September 24,2004_, between CNC Associates, Inc., as Lessor, and Innovative Card Technologies, Inc., as Lessee.

Lessee hereby acknowledges and affirms that Lessee has received the Equipment exactly as described under the Lease Rental Agreement and on any Schedule or Schedules annexed thereto and that the Equipment has been installed, Lessee further acknowledges and affirms that said Equipment has not been delivered, installed or accepted on a "trial basis". Lessee affirms that Lessor has made no representations or warranties whatsoever as to the Equipment.

Lessee acknowledges and affirms that Lessor is not responsible for any service contracts or duties to be performed thereunder and that such contracts do not affect Lessee's obligation to Lessor under the Lease Rental Agreement.

Date of Acceptance: November 4, 2004

Lessee: Innovative Card Technologies, Inc.

By: /s/ Bennet Lientz, Jr.
Title: CFO

Attention: Please retain and do NOT sign this document, until your machine has been delivered.

Please fax this document to (805) 278-8501 and mail the original to 2900 Challenger Place, Oxnard, CA 93030.

LESSEE ACKNOWLEDGMENT/ESTOPPEL

Re: Lease Rental Agreement, number 23281001, dated September 24, 2004 ("Agreement") between CNCAssociates, Inc., as Lessor, and Innovative Card Technologies, Inc., as Lessee.

LESSEE HEREBY ACKNOWLEDGES THAT:

(a) Lessee, alone and in its sole discretion, has selected the equipment which is the subject of the Agreement ("Equipment") and the Supplier thereof, namely, Productivity, Inc.; and

(b) Lessor has made no representations, warranties, or promises, written or oral, express or implied, as to the fitness of the Equipment for any particular purpose, its merchantability, its potential profitability or cost-saving potential, condition, quality, durability, or latent or patent defects; and

(c) Any agreement for the installation, service, maintenance, or repair of the Equipment is a matter between the Supplier of the Equipment and the Lessee; and any failure of said Supplier to perform or any failure of the equipment to perform shall not be grounds for Lessee to fail to perform any of its obligations under the Agreement; and

(d) Lessee may have rights as to Equipment warranties from the Supplier specified in Paragraph "a", above; and

(e) Neither the Supplier, nor any of its agents, representatives, employees, or sales personnel are in any way to be construed as being agents of Lessor. Consequently, none of them is in any way authorized to waive or alter any of the terms, provisions, or conditions of the Agreement, or to make any representations whatever on behalf of Lessor with regard to the agreement; and

(f) The Equipment is and shall remain personal property, even though installed in or attached to real property; and

(g) Lessee warrants and represents that all of the financial and other information furnished to Lessor for purposes of Lessor's evaluation of Lessee's creditworthiness for this Agreement was true and correct when prepared and furnished and that there has been no material adverse change in Lessee's business or financial condition since such preparation and furnishing. Furthermore, Lessee warrants and represents that there has been no omission of any information which might have affected Lessor's credit evaluation of Lessee's creditworthiness or Lessor's evaluation of any Guarantor's ability to perform under any Guaranty to this Agreement; and

/s/ Alan Finkelstein (initial) (h) Lessee has thoroughly read and understood the entire Agreement, this Initial Acknowledgment/Estoppel and any other documents which Lessee has signed with regard to this Agreement, or has retained the services of a competent person, such as an attorney, who has explained to Lessee all of the terms, conditions and provisions of the Agreement and of this Acknowledgment/Estoppel.

LESSEE AFFIRMS ITS ACKNOWLEDGMENT AND FULL UNDERSTANDING THAT THE AGREEMENT IS NON-CANCELABLE FOR ITS TERM.

Lessee: Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein

Title: CEO

Date: September 24, 2004

Re: DISCLAIMER OF OWNERSHIP

Lease Rental Agreement Number 23281001, dated September 24, 2004 , between CNC Associates, Inc., as Lessor, and Innovative Card Technologies, Inc., as Lessee.

The undersigned is Lessee of certain personal property ("Equipment") which is the subject of the above-referenced Lease Rental Agreement ("Lease"). At Lessee's request, Lessor has purchased the Equipment from Productivity, Inc., ("Vendor"). Lessee has paid a deposit, or form of deposit, to the Vendor as part of one or more of its original purchase orders, prior to or coincident with Lessee's proposal to enter into the Lease with Lessor. Having received all necessary and properly executed documentation pertinent to said Lease, and being satisfied that Lessee has met all of the conditions incident to Lessor's ratification of the Lease, Lessor has paid to the Vendor: (a) the remaining balance of the purchase price of the Equipment; or (b) 100% of the purchase price of the Equipment, it being affirmed by Lessee that the vendor has refunded to Lessee the deposit(s) herein above mentioned. In either case, in return for such payment to the Vendor, Lessor has received a Bill of Sale or Invoice from the Vendor conveying a 100% interest in the Equipment to the Lessor.

Lessee hereby affirmatively states that it is satisfied that its payments under the Lease are based solely on Lessor's payment to the Vendor and do not include Lessee's deposit(s); and Lessee hereby consents to Vendor transferring the entire ownership of the Equipment to the Lessor. Effective on the actual transfer of the ownership of the Equipment to Lessor, Lessee disclaims any ownership interest or rights in the Equipment, save for those the Lessee may have by virtue of its being Lessee under the Lease.

Lessee: Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein

Title: CEO

Date: September 24, 2004

AMENDMENT TO LEASE

Re: Lease Rental Agreement #23281001 ("Lease")

Notwithstanding anything to the contrary in the referenced Lease, Lessee may prepay the obligation evidenced thereby at any time during its original term without penalty for so doing; provided, however, that such prepayment may be made without penalty only if the Lessee has promptly and faithfully performed all of its obligations under the Lease, including, without limitation, its obligation to remit the monthly payments under the Lease promptly when due.

The prepayment amount shall be the then outstanding principal amount of the obligation, plus any other amounts due or accrued at the time such prepayment is made, plus any applicable taxes, plus: 3% of the original invoice cost of the Equipment under the Lease during the term covered by the first 12 payments, excluding advance payments; 2% of the original invoice cost of the Equipment under the Lease during the term covered by the second 12 payments, excluding advance payments.

All other terms, conditions and provisions of the Lease shall remain unchanged and in full force and effect.

Lessor: CNC Associates, Inc.

By: /s/ Justin Snyder

Title: Operations Manager

Date: November 30, 2004

Lessee: Innovative Card Technologies, Inc.

By: /s/ Alan Finkelstein

Title: CEO

Date: September 24, 2004